UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2010 (December 23, 2010)

SUBAYE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34660	35-2089848

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9/F., Beijing Business World,
56 East Xinglong Street,
Chongwen District
Beijing, China 100062
(Address of principal executive offices) (Zip Code)

(86) 20 3999 0266
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

On December 23, 2010, Subaye, Inc. (the “Company”) dismissed DNTW Chartered Accountants, LLP (“DNTW”), the Company’s independent registered public accounting firm.  The Audit Committee of the Company’s Board of Directors recommended and approved the dismissal.  The dismissal is effective December 23, 2010.

DNTW’s audit report on the Company’s financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the subsequent interim period to December 23, 2010, (a) there were no disagreements between the Company and DNTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DNTW, would have caused it to make reference to the subject matter of the disagreement in connection with its reports; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

The Company has provided DNTW with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that DNTW furnish it with a letter, as promptly as possible, addressed to the SEC stating that DNTW agrees with the above statements and if not, stating the respects in which it does not agree.  A copy of the letter, dated December 24, 2010, is filed herewith as Exhibit 16.1.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On December 23, 2010, the Company’s Audit Committee recommended and approved the engagement of PricewaterhouseCoopers Hong Kong (“PwC”) as its new independent registered public accounting firm, effective December 23, 2010.

During the Company’s two most recent fiscal years and through the subsequent interim period to December 23, 2010, the Company has not consulted PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

On December 23, 2010, the Company issued a press release announcing the dismissal of DNTW and the appointment of PwC, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Exhibit Title or Description

16.1	Letter to the SEC from DNTW Chartered Accountants, LLP, dated December 24, 2010
99.1	Press Release, dated December 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 27, 2010

SUBAYE, INC.

By:	/s/ James Crane
Name: James Crane
Title: Chief Financial Officer